Code of Ethics for Principal Executives
&
Senior Financial
Officers

Procedures
Revised December 10, 2018

FRANKLIN
TEMPLETON
FUNDS

CODE OF ETHICS
FOR
PRINCIPAL
EXECUTIVES
AND
SENIOR FINANCIAL OFFICERS

I.

Covered
Officers and Purpose of the Code

This
code
of
ethics
(the
"Code")
applies
to
the
Principal
Executive
Officers,
Principal
Financial
Officer
and
Principal
Accounting
Officer
(the
"Covered
Officers,"
each
of
whom
is
set
forth in
Exhibit
A)
of
each investment
company
advised by
a
Franklin
Resources
subsidiary
and
that
is
registered
with
the
United
States
Securities
&
Exchange
Commission
(“SEC”)
(collectively,
"FT
Funds")
for
the
purpose
of
promoting:

•

Honest
and
ethical
conduct,
including
the
ethical
resolution
of
actual
or
apparent
conflicts
of
interest
between
personal
and
professional
relationships;
•

Full,
fair,
accurate,
timely
and
understandable
disclosure
in
reports
and
documents
that
a
registrant
files
with,
or
submits
to,
the
SEC
and
in
other
public
communications
made
by
or
on
behalf
of
the
FT
Funds;
•

Compliance
with
applicable
laws
and
governmental
rules
and
regulations;
•

The
prompt
internal
reporting
of
violations
of
the
Code
to
an
appropriate
person
or
persons
identified
in
the
Code;
and
•

Accountability
for
adherence
to
the
Code.

Each
Covered
Officer
will
be
expected
to
adhere
to
a
high
standard
of
business
ethics
and
must
be
sensitive
to
situations
that
may
give
rise
to
actual
as
well
as
apparent
conflicts
of
interest.

*
Rule 38a-1
under
the
Investment
Company
Act of 1940
(“1940
Act”)
and
Rule
206(4)-7
under
the
Investment
Advisers
Act
of
1940 (“Advisers Act”)
(together
the “Compliance Rule”)
require registered
investment
companies
and
registered
investment
advisers
to,
among other
things, adopt and implement
written
policies
and
procedures reasonably
designed to
prevent
violations
of the
federal
securities
laws
(“Compliance
Rule
Policies
and
Procedures”).

CONFIDENTIAL
INFORMATION.

This
document
is
the
proprietary
product
of
Franklin
Templeton
Investments.
It
may
NOT
be
distributed
outside
the
company
unless
it is
made subject to
a
non-disclosure agreement
and/or
such
release
receives
authorization
by
an FTI
Chief Compliance
Officer.

Any
unauthorized
use,
reproduction
or
transfer
of this
document
is strictly
prohibited.
Franklin
Templeton
Investments
©
2014.
All
Rights Reserved.

II.

Other Policies and Procedures

This
Code
shall
be
the
sole
code
of
ethics
adopted
by
the
Funds
for
purposes
of
Section
406
of
the
Sarbanes-Oxley
Act
and
the
rules
and
forms
applicable
to
registered
investment
companies
thereunder.

Franklin
Resources,
Inc.
has
separately
adopted
the
Code
of
Ethics
and
Business
Conduct
(“Business
Conduct”),
which
is
applicable
to
all
officers,
directors
and
employees
of
Franklin
Resources,
Inc.,
including
Covered
Officers.
It
summarizes
the
values,
principles
and
business
practices
that
guide
the
employee’s
business
conduct
and
also
provides a set of basic
principles
to
guide
officers,
directors
and
employees  regarding  the
minimum
ethical
requirements
expected
of
them.
It
supplements
the
values,
principles
and
business
conduct
identified
in
the
Code
and
other
existing
employee
policies.

Additionally,
the
Franklin
Templeton
Funds
have
separately
adopted
the
FTI
Personal
Investments
and
Insider
Trading
Policy
governing
personal
securities
trading
and
other
related
matters.
The
Code
for
Insider
Trading
provides
for
separate
requirements
that
apply
to
the
Covered
Officers
and
others,
and
therefore
is
not
part
of
this
Code.

Insofar
as
other
policies
or
procedures
of
Franklin
Resources,
Inc.,
the
Funds,
the
Funds’
adviser,
principal
underwriter,
or
other
service
providers
govern
or
purport
to
govern
the
behavior
or
activities
of
the
Covered Officers
who
are subject
to this Code, they are
superceded
by
this
Code
to
the
extent
that
they
overlap
or
conflict
with
the
provisions
of
this
Code.
Please
review these other documents or consult with
the
Legal
Department
if have questions regarding
the
applicability
of
these
policies
to
you.

III.

Covered Officers Should Handle
Ethically
Actual and
Apparent
Conflicts of
Interest

Overview.
A
"conflict
of
interest"
occurs
when
a
Covered
Officer's
private
interest
interferes
with
the
interests
of,
or
his
or
her
service
to,
the
FT
Funds.
For
example,
a
conflict
of
interest
would
arise
if
a
Covered
Officer,
or
a
member
of
his
family,
receives
improper
personal
benefits
as
a
result
of
apposition
with
the
FT
Funds.

Certain
conflicts
of
interest
arise
out
of
the
relationships
between
Covered
Officers
and
the
FT
Funds
and
already
are
subject
to
conflict
of
interest
provisions
in
the
Investment
Company
Act
of
1940
("Investment
Company
Act")
and
the
Investment
Advisers
Act
of
1940
("Investment
Advisers
Act").
For
example,
Covered
Officers
may
not
individually
engage
in
certain
transactions
(such
as
the
purchase
or
sale
of
securities
or
other
property)
with
the
FT
Funds
because
of
their
status
as
"affiliated
persons"
of
the
FT
Funds.
The
FT
Funds’
and
the
investment
advisers’
compliance
programs
and
procedures
are
designed
to
prevent,
or
identify
and
correct,
violations
of
these
provisions.
This
Code
does not,
and
is not
intended
to,
repeat
or replace
these
programs
and
procedures,
and
such
conflicts
fall
outside
of
the
parameters
of
this
Code.

Although
typically
not
presenting
an
opportunity
for
improper
personal
benefit,
conflicts
arise
from,
or
as
a
result
of,
the
contractual
relationship
between
the
FT
Funds,
the
investment
advisers
and
the
fund
administrator
of
which
the
Covered
Officers
are
also
officers
or
employees.
As
a
result,
this
Code
recognizes
that
the
Covered
Officers
will,
in
the
normal
course
of
their
duties
(whether
formally
for
the
FT
Funds,
for
the
adviser,
the
administrator,
or

for
all
three),
be
involved
in
establishing
policies
and
implementing
decisions
that
will
have
different
effects
on
the
adviser,
administrator
and
the
FT
Funds.
The
participation
of
the
Covered
Officers
in
such
activities
is
inherent
in
the
contractual
relationship
between
the
FT
Funds,
the
adviser,
and
the
administrator
and
is
consistent
with
the
performance
by
the
Covered
Officers
of
their
duties
as
officers
of
the
FT
Funds.
Thus,
if
performed
in
conformity
with
the
provisions
of
the
Investment
Company
Act
and
the
Investment
Advisers
Act,
such
activities
will
be
deemed
to
have
been
handled
ethically.
In
addition,
it
is
recognized
by
the
FT
Funds'
Boards
of
Directors
("Boards")
that
the
Covered
Officers
may
also
be
officers
or
employees
of
one
or
more
other
investment
companies
covered
by
this
or
other
codes.

Other
conflicts
of
interest
are
covered
by
the
Code,
even
if
such
conflicts
of
interest
are
not
subject
to
provisions
in
the
Investment
Company
Act
and
the
Investment
Advisers
Act.
The
following
list
provides
examples
of
conflicts
of
interest
under
the
Code,
but
Covered
Officers
should
keep
in
mind
that
these
examples
are
not
exhaustive.
The
overarching
principle
is
that
the
personal
interest
of
a
Covered
Officer
should
not
be
placed
improperly
before
the
interest
of
the
FT
Funds.

Each
Covered
Officer
must:
•

Not
use
his
or
her
personal
influence
or
personal
relationships
improperly
to
influence
investment
decisions
or
financial
reporting
by
the
FT
Funds
whereby
the
Covered
Officer
would
benefit
personally
to
the
detriment
of
the
FT
Funds;
•

Not
cause
the
FT
Funds
to
take
action,
or
fail
to
take
action,
for
the
individual
personal
benefit
of
the
Covered
Officer
rather
than
the
benefit
the
FT
Funds;
•

Not
retaliate
against
any
other
Covered
Officer
or
any
employee
of
the
FT
Funds
or
their
affiliated
persons
for
reports
of
potential
violations
that
are
made
in
good
faith;
•

Report
at
least
annually
the
following
affiliations
or
other
relationships:
1
o

all
directorships
for
public
companies
and
all
companies
that
are
required
to
file
reports
with
the
SEC;
o

any
direct
or
indirect
business
relationship
with
any
independent
directors
of
the
FT
Funds;
o

any
direct
or
indirect
business
relationship
with
any
independent
public
accounting
firm
(which
are
not
related
to
the
routine
issues
related
to
the
firm’s
service
as
the
Covered
Persons
accountant);
and
o

any
direct
or
indirect
interest
in
any
transaction
with
any
FT
Fund
that
will
benefit
the
officer
(not
including
benefits
derived
from
the
advisory,
sub-advisory,
distribution
or
service
agreements
with
affiliates
of
Franklin
Resources).
These
reports
will
be
reviewed
by
the
Legal
Department
for
compliance
with
the
Code.
There
are
some
conflict
of
interest
situations
that
should
always
be
approved
in
writing
by
Franklin
Resources
General
Counsel
or
Deputy
General
Counsel,
if
material.
Examples
of
these
include
2
:
•

Service
as
a
director
on
the
board
of
any
public
or
private
Company.

1
Reporting
of
these
affiliations
or
other
relationships
shall
be
made
by
completing
the
annual
Directors
and
Officers
Questionnaire
and
returning
the
questionnaire
to
Franklin
Resources
Inc,
General
Counsel
or
Deputy
General
Counsel.
2

Any
activity
or
relationship
that
would
present
a
conflict
for
a
Covered
Officer
may
also
present
a
conflict
for
the
Covered
Officer
if
a
member
of
the
Covered
Officer's
immediate
family
engages
in
such
an
activity
or
has
such
a
relationship.
The
Cover
Person
should
also
obtain
written
approval
by
FT’s
General
Counsel
in
such
situations.
•

The
receipt
of
any
gifts
in
excess
of
$100
from
any
person,
from
any
corporation
or
association.
•

The
receipt
of
any
entertainment
from
any
Company
with
which
the
FT
Funds
has
current
or
prospective
business
dealings
unless
such
entertainment
is
business
related,
reasonable
in
cost,
appropriate
as
to
time
and
place,
and
not
so
frequent
as
to
raise
any
question
of
impropriety.
Notwithstanding
the
foregoing,
the
Covered
Officers
must
obtain
prior
approval
from
the
Franklin
Resources
General
Counsel
for
any
entertainment
with
a
value
in
excess
of
$1000.
•

Any
ownership
interest
in,
or
any
consulting
or
employment
relationship
with,
any
of
the
FT
Fund’s
service
providers,
other
than
an
investment
adviser,
principal
underwriter,
administrator
or
any
affiliated
person
thereof.
•

A
direct
or
indirect
financial
interest
in
commissions,
transaction
charges
or
spreads
paid
by
the
FT
Funds
for
effecting
portfolio
transactions
or
for
selling
or
redeeming
shares
other
than
an
interest
arising
from
the
Covered
Officer's
employment,
such
as
compensation
or
equity
ownership.
•

Franklin
Resources
General
Counsel
or
Deputy
General
Counsel
will
provide
a
report
to
the
FT
Funds
Audit
Committee
of
any
approvals
granted
at
the
next
regularly
scheduled
meeting.

IV.

Disclosure and Compliance

•

Each
Covered
Officer
should
familiarize
himself
with
the
disclosure
requirements
generally
applicable
to
the
FT
Funds;
•

Each
Covered
Officer
should
not
knowingly
misrepresent,
or
cause
others
to
misrepresent,
facts
about
the
FT
Funds
to
others,
whether
within
or
outside
the
FT
Funds,
including
to
the
FT
Funds’
directors
and
auditors,
and
to
governmental
regulators
and
self-regulatory
organizations;
•

Each
Covered
Officer
should,
to
the
extent
appropriate
within
his
or
her
area
of
responsibility,
consult
with
other
officers
and
employees
of
the
FT
Funds,
the
FT
Fund’s
adviser
and
the
administrator
with
the
goal
of
promoting
full,
fair,
accurate,
timely
and
understandable
disclosure
in
the
reports
and
documents
the
FT
Funds
file
with,
or
submit
to,
the
SEC
and
in
other
public
communications
made
by
the
FT
Funds;
and
•

It
is
the
responsibility
of
each
Covered
Officer
to
promote
compliance
with
the
standards
and
restrictions
imposed
by
applicable
laws,
rules
and
regulations.

V.

Reporting
and Accountability

Each
Covered
Officer
must:
•

Upon
becoming
a
covered
officer
affirm
in
writing
to
the
Board
that
he
or
she
has
received,
read,
and
understands
the
Code
(see
Exhibit
B);
•

Annually
thereafter
affirm
to
the
Board
that
he
has
complied
with
the
requirements
of
the
Code;
and
•

Notify
Franklin
Resources’
General
Counsel
or
Deputy
General
Counsel
promptly
if
he
or
she
knows
of
any
violation
of
this
Code.
Failure
to
do
so
is
itself
is
a
violation
of
this

Code.
Franklin
Resources’
General
Counsel
and
Deputy
General
Counsel
are
responsible
for
applying
this
Code
to
specific
situations
in
which
questions
are
presented
under
it
and
have
the
authority
to
interpret
this
Code
in
any
particular
situation.
3

However,
the
Independent
Directors
of
the
respective
FT
Funds
will
consider
any
approvals
or
waivers
4
sought
by
any
Chief
Executive
Officers
of
the
Funds.

The
FT
Funds
will
follow
these
procedures
in
investigating
and
enforcing
this
Code:

•

Franklin
Resources
General
Counsel
or
Deputy
General
Counsel
will
take
all
appropriate
action
to
investigate
any
potential
violations
reported
to
the
Legal
Department;
•

If,
after
such
investigation,
the
General
Counsel
or
Deputy
General
Counsel
believes
that
no
violation
has
occurred,
The
General
Counsel
is
not
required
to
take
any
further
action;
•

Any
matter
that
the
General
Counsel
or
Deputy
General
Counsel
believes
is
a
violation
will
be
reported
to
the
Independent
Directors
of
the
appropriate
FT
Fund;
•

If
the
Independent
Directors
concur
that
a
violation
has
occurred,
it
will
inform
and
make
a
recommendation
to
the
Board
of
the
appropriate
FT
Fund
or
Funds,
which
will
consider
appropriate
action,
which
may
include
review
of,
and
appropriate
modifications
to, applicable
policies
and
procedures;
notification
to
appropriate
personnel
of
the
investment
adviser
or
its
board;
or
a
recommendation
to
dismiss
the
Covered
Officer;
•

The
Independent
Directors
will
be
responsible
for
granting
waivers,
as
appropriate;
and
•

Any
changes
to
or
waivers
of
this
Code
will,
to
the
extent
required,
are
disclosed
as
provided
by
SEC
rules.
5

VI.

Other Policies and Procedures

This
Code
shall
be
the
sole
code
of
ethics
adopted
by
the
FT
Funds
for
purposes
of
Section
406
of
the
Sarbanes-Oxley
Act
and
the
rules
and
forms
applicable
to
registered
investment
companies
thereunder.
Insofar
as
other
policies
or
procedures
of
the
FT
Funds,
the
FT
Funds'
advisers,
principal
underwriter,
or
other
service
providers
govern
or
purport
to
govern
the
behavior
or
activities
of
the
Covered
Officers
who
are
subject
to
this
Code,
they
are
superseded
by
this
Code
to
the
extent
that
they
overlap
or
conflict
with
the
provisions
of
this
Code.
The
FTI
Personal
Investments
and
Insider
Trading
Policy,
adopted
by
the
FT
Funds,
FT
investment
advisers
and
FT
Fund’s
principal
underwriter
pursuant
to
Rule
17j-1
under
the
Investment
Company
Act,
the
Code
of
Ethics
and
Business
Conduct
and
more
detailed
policies
and
procedures
set
forth
in
FT’s
Employee
Handbook
are
separate
requirements
applying
to
the
Covered
Officers
and
others,
and
are
not
part
of
this
Code.

3
Franklin
Resources
General
Counsel
and
Deputy
General
Counsel
are
authorized
to
consult,
as
appropriate,
with
members
of
the
Audit
Committee,
counsel
to
the
FT
Funds
and
counsel
to
the
Independent
Directors,
and
are
encouraged
to
do
so.
4
Item
2
of
Form
N-CSR
defines
"waiver"
as
"the
approval
by
the
registrant
of
a
material
departure
from
a
provision
of
the
code
of
ethics"
and
"implicit
waiver,"
which
must
also
be
disclosed,
as
"the
registrant's
failure
to
take
action
within
a
reasonable
period
of
time
regarding
a
material
departure
from
a
provision
of
the
code
of
ethics
that
has
been
made
known
to
an
executive
officer"
of
the
registrant.
See
Part
X.
5

See
Part
X.

VII.

Amendments

Any
amendments
to
this
Code,
other
than
amendments
to
Exhibit
A,
must
be
approved
or
ratified
by
a
majority
vote
of
the
FT
Funds’
Board
including
a
majority
of
independent
directors.

VIII.

Confidentiality

All
reports
and
records
prepared
or
maintained
pursuant
to
this
Code
will
be
considered
confidential
and
shall
be
maintained
and
protected
accordingly.
Except
as
otherwise
required
by
law or
this Code,
such matters
shall
not
be disclosed
to anyone
other than
the FT
Funds’ Board
and
their
counsel.

IX.

Internal Use

The
Code
is
intended
solely
for
the
internal
use
by
the
FT
Funds
and
does
not
constitute
an
admission,
by
or
on
behalf
of
any
FT
Funds,
as
to
any
fact,
circumstance,
or
legal
conclusion.

X.

Disclosure
on
Form
N-CSR

Item
2
of
Form
N-CSR
requires
a
registered
management
investment
company
to
disclose
annually
whether,
as
of
the
end
of
the
period
covered
by
the
report,
it
has
adopted
a
code
of
ethics
that
applies
to
the
registrant's
principal
executive
officer,
principal
financial
officer,
principal
accounting
officer
or
controller,
or
persons
performing
similar
functions,
regardless
of
whether
these
officers
are
employed
by
the
registrant
or
a
third
party.
If
the
registrant
has
not
adopted
such
a
code
of
ethics,
it
must
explain
why
it
has
not
done
so.
The
registrant
must
also:
(1)
file
with
the
SEC
a
copy
of
the
code
as
an
exhibit
to
its
annual
report;
(2)
post
the
text
of
the
code
on
its
Internet
website
and
disclose,
in
its
most
recent
report
on
Form
N-CSR,
its
Internet
address
and
the
fact
that
it
has
posted
the
code
on
its
Internet
website;
or
(3)
undertake
in
its
most
recent
report
on
Form
N-CSR
to
provide
to
any
person
without
charge,
upon
request,
a
copy
of
the
code
and
explain
the
manner
in
which
such
request
may
be
made.
Disclosure
is
also
required
of
amendments
to,
or
waivers
(including
implicit
waivers)
from,
a
provision
of
the
code
in
the
registrant's
annual
report
on
Form
N-CSR
or
on
its
website.
If
the
registrant
intends
to
satisfy
the
requirement
to
disclose
amendments
and
waivers
by
posting
such
information
on
its
website,
it
will
be
required
to
disclose
its
Internet
address
and
this
intention.
The
Legal
Department
shall
be
responsible
for
ensuring
that:
•

a
copy
of
the
Code
is
filed
with
the
SEC
as
an
exhibit
to
each
Fund’s
annual
report;
and
•

any
amendments
to,
or
waivers
(including
implicit
waivers)
from,
a
provision
of
the
Code
is
disclosed
in
the
registrant's
annual
report
on
Form
N-CSR.
In
the
event
that
the
foregoing
disclosure
is
omitted
or
is
determined
to
be
incorrect,
the
Legal
Department
shall
promptly
file
such
information
with
the
SEC
as
an
amendment
to
Form
N-CSR.
In
such
an
event,
the
Fund
Chief
Compliance
Officer
shall
review
the
Code
and
propose
such
changes
to
the
Code
as
are
necessary
or
appropriate
to
prevent
reoccurrences.

EXHIBIT
A

Persons
Covered
by
the
Franklin
Templeton
Funds
Code
of
Ethics
December
2018

FRANKLIN GROUP
OF FUNDS

Edward
Perks                           President
and
Chief Executive Officer
–
Investment
Management
Rupert H. Johnson, Jr.                                            Chairman
of the Board and
Vice President– Investment
Management
Don
Taylor                                                President
and
Chief Executive Officer
–
Investment
Management
Sonal
Desai)                             President
and
Chief
Executive
Officer
–
Investment
Management
Matthew Hinkle                          Chief Executive Officer
–
Finance
and Administration
Gaston R. Gardey                     Chief Financial Officer and Chief Accounting Officer and
Treasurer

FRANKLIN MUTUAL
SERIES FUNDS

Peter Langerman                       Chief Executive Officer
–
Investment Management
Matthew Hinkle                                                Chief Executive Officer
–
Finance
and Administration
Robert G. Kubilis                                                Chief Financial Officer and Chief Accounting Officer

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Mat S. Gulley                            Chief Executive Officer
–
Investment
Management
Matthew Hinkle                                                Chief Executive
Officer
–
Finance
and Administration
Robert G. Kubilis                                      Chief Financial Officer and Chief Accounting
Officer

TEMPLETON
GROUP
OF FUNDS

Manraj S. Sekhon                      President and
Chief Executive Officer
–
Investment
Management
Michael
Hasenstab,
Ph.D.
President and Chief Executive Officer
–
Investment
Management
Norman
Boersma                                                   President
and
Chief Executive Officer
–
Investment
Management
Matthew Hinkle                                                Chief Executive Officer
–
Finance
and Administration
Robert G. Kubilis                       Chief Financial Officer, Chief Accounting Officer and Treasurer

Exhibit
B
ACKNOWLEDGMENT FORM

Franklin
Templeton
Funds
Code
of
Ethics

For
Principal
Executives
and
Senior
Financial
Officers

Instructions:
1.

Complete
all
sections
of
this
form.
2.

Print
the
completed
form,
sign,
and
date.
3.

Submit
completed
form
to
FT’s
General
Counsel
c/o
Code
of
Ethics
Administration
within
10
days
of
becoming
a
Covered
Officer
and
by
February
15
th
of
each
subsequent
year.

Inter-office
mail:
Code
of
Ethics
Administration,
Global
Compliance
SM-920/2
Fax:
(650)
312-5646
E-mail:
Code
of
Ethics
Inquiries
&
Requests
(internal
address);
lpreclear@franklintempleton.com
(external
address)

Covered Officer’s Name:
Title:
Department:
Location:
Certification for Year Ending:

To:

Franklin
Resources
General
Counsel,
Legal
Department

I
acknowledge
receiving,
reading
and
understanding
the
Franklin
Templeton
Fund’s
Code
of
Ethics
for
Principal
Executive
Officers
and
Senior
Financial
Officers
(the
“Code”).
I
will
comply
fully
with
all
provisions
of
the
Code
to
the
extent
they
apply
to
me
during
the
period
of
my
employment.
I
further
understand
and
acknowledge
that
any
violation
of
the
Code
may
subject
me
to
disciplinary
action,
including
termination
of
employment.

Signature                                                               Date signed